Exhibit 99(b)(1)

UNAUDITED PRO FORMA FINANCIAL INFORMATION

The following unaudited pro forma combined condensed statement of condition as of June 30, 2007, and the unaudited pro forma combined condensed statements of income for the six months ended June 30, 2007, and for the year ended December 31, 2006, have been prepared to reflect the merger of Peoples into BancTrust Financial Group, Inc. These statements are presented as if BancTrust’s merger with Peoples occurred on June 30, 2007, with respect to the condensed consolidated statement of condition, on January 1, 2007, with respect to the condensed consolidated statement of income for the six months ended June 30, 2007, and on January 1, 2006, with respect to the condensed consolidated statement of income for the year ended December 31, 2006, in each case after providing the effect of the pro forma adjustments described in the accompanying notes.

The pro forma adjustments are based on estimates made for the purposes of preparing these pro forma financial statements. The actual adjustments to the accounts of BancTrust will be made based on the underlying historical financial data at the time of the transaction. BancTrust’s management believes that the estimates used in these pro forma financial statements are reasonable under the circumstances. The pro forma information gives effect to the proposed merger of BancTrust and Peoples under the purchase method of accounting.

The following equivalent per share data of Peoples assumes an exchange ratio of 1.0614 shares of BancTrust stock for each share of Peoples. The information listed as “equivalent pro forma” was computed by multiplying the pro forma combined amounts by the assumed exchange ratio of 1.0614. The exchange ratio of BancTrust stock for Peoples stock will not be known until the time of the closing and depends on the average closing price of BancTrust stock prior to the merger.

These pro forma financial statements should be read in conjunction with the historical financial statements and related notes of BancTrust and Peoples. The unaudited pro forma condensed consolidated statement of condition as of June 30, 2007 is not necessarily indicative of the combined financial position had the transaction been effective at that date. The unaudited pro forma condensed consolidated statements of income are not necessarily indicative of the results of operations that would have occurred had the merger with Peoples been effective at the beginning of the periods indicated, or of the future results of operations of BancTrust.

Pro Forma Combined Condensed Statement of Condition

(Dollars in thousands)

(Unaudited)

As of June 30, 2007

	HISTORICAL
	BancTrust	Peoples	PRO FORMA ADJUSTMENTS		PRO FORMA COMBINED
ASSETS
Cash and non-interest bearing deposits	$54,729	$22,054	$(5,054	)(1)	$71,729
Interest-bearing deposits	16,840	34,473			51,313
Federal funds sold	69,200	0			69,200
Securities available-for-sale	116,208	15,003	151,684	(2)	282,895
Trading securities	0	151,684	(151,684	)(2)	0

Loans	1,027,043	665,819	(10,006	)(3)	1,682,856
Allowance for loan losses	(19,259)	(7,160)			(26,419)

Loans, net	1,007,784	658,659	(10,006)		1,656,437
Premises and equipment	48,221	25,163	12,908	(4)	86,292
Other real estate	4,115	699			4,814
Accrued income receivable	7,939	5,103			13,042
Goodwill	41,793	6,203	57,406	(5)
			(6,203	)(6)	99,199
Other intangible assets	2,621	128	14,526	(7)	17,275
Other assets	19,114	15,014	(5,618	)(8)	28,510

Total	$1,388,564	$934,183	$57,959		$2,380,706

LIABILITIES:
Non-interest bearing demand deposits	$172,302	$87,612			$259,914
Interest bearing demand deposits	327,413	276,137			603,550
Savings deposits	80,568	32,973			113,541
Other time deposits	577,756	396,676	$2,493	(9)	976,925

Total Deposits	1,158,039	793,398	2,493		1,953,930

Short-term borrowings	4,438	0			4,438
Federal Home Loan Bank advances	41,500	45,554	(45	)(10)	87,009
Other long term debt	34,021	820	38,000	(11)	72,841
Other liabilities	10,838	6,417			17,255

Total liabilities	1,248,836	846,189	40,448		2,135,473

Common stock	115	593	(593	)(12)
			63	(13)	178
Capital surplus	81,163	17,421	(17,421	)(14)
			105,525	(15)	186,688
Accumulated other comprehensive income	(2,639)	(1,188)	1,188	(16)	(2,639)
Deferred compensation payable in common stock	1,371	0			1,371
Retained earnings	63,497	71,251	(71,251	)(17)	63,497
Treasury stock	(2,408)	0			(2,408)
Common stock held in grantor trust	(1,371)	(83)			(1,454)

Total shareholders’ equity	139,728	87,994	17,511		245,233

Total	$1,388,564	$934,183	$57,959		$2,380,706

Pro Forma Combined Condensed Statement of Income

(Unaudited)

(Dollars in thousands expect per share amounts)

Six Months Ended June 30, 2007

	BancTrust	Peoples	PRO FORMA ADJUSTMENTS		PRO FORMA COMBINED
Interest Revenue
Loans and bankers acceptance	$41,831	$24,829	$834	(18)	$67,494
Federal funds sold and interest on deposits in other financial institutions	3,140	800			3,940
Investments:
Taxable	1,803	4,093			5,896
Non-taxable	896	0			896

Total interest revenue	47,670	29,722	834		78,226

Interest Expense
Deposits	20,575	13,093	(623	)(19)	33,045
Short-term borrowing	45	8			53
Long-term debt	1,456	1,144	8	(20)	2,608
Interest on trust preferred securities	1,314	0	1,472	(21)	2,786

Total interest expense	23,390	14,245	857		38,492

Net interest revenue	24,280	15,477	(23)		39,734

Provision for loan losses	3,719	761	0		4,480

Net interest revenue after provision for loan losses	20,561	14,716	(23)		35,254

Non-Interest Revenue
Trust department revenue	1,473	510			1,983
Service charges on deposit accounts	2,675	2,864			5,539
Securities gains					0
Net gains on trading securities		(1,510)	1,510	(22)	0
Other income, charges and fees	2,026	1,795			3,821

Total non-interest revenue	6,174	3,659	1,510		11,343

Non-Interest Expense
Salaries and employee benefits	11,337	7,928			19,265
Occupancy and equipment expenses	3,364	2,752	39	(23)	6,155
Intangible amortization	374	97	1,321	(24)	1,792
Other	6,535	4,388			10,923

Total non-interest expense	21,610	15,165	1,360		38,135

Income before income taxes	5,125	3,210	127		8,462
Income tax expense	1,418	997	47	(25)	2,462

Net income	$3,707	$2,213	$80		$6,000

Basic earnings per share	$0.33	$0.37			$0.34

Diluted earnings per share	$0.33	$0.37			$0.34

Weighted Average Shares outstanding—Basic	11,185	5,926	6,294		17,479
Dilutive effect of stock options	202	67			202

Weighted Average Shares outstanding—Diluted	11,387	5,993	6,294		17,681

Pro Forma Combined Condensed Statement of Income

(Unaudited)

(Dollars in thousands expect per share amounts)

Year Ended December 31, 2006

	BancTrust	Peoples	PRO FORMA ADJUSTMENTS		PRO FORMA COMBINED
Interest Revenue
Loans and bankers acceptances	$81,214	$44,063	$1,668	(26)	$126,945
Federal funds sold and interest deposits in other financial institutions	1,312	1,482			2,794
Investments:
Taxable	3,845	7,717			11,562
Non-taxable	1,817	0			1,817

Total interest revenue	88,188	53,262	1,668		143,118

Interest expense
Deposits	30,087	21,715	(1,247	)(27)	50,555
Short-term borrowing	424	82			506
Long-term debt	3,875	2,178	15	(28)	6,068
Interest on trust preferred securities	1,537	0	2,946	(29)	4,483

Total interest expense	35,923	23,975	1,714		61,612

Net interest revenue	52,265	29,287	(46)		81,506

Provision for loan losses	4,594	45	0		4,639

Net interest revenue after provision for loan losses	47,671	29,242	(46)		76,867

Non-Interest Revenue:
Trust department revenue	2,229	934			3,163
Service charges on deposit accounts	4,726	5,700			10,426
Securities gains (losses), net	(44)	(18)			(62)
Other income, charges and fees	4,709	2,982			7,691

Total non-interest revenue	11,620	9,598	0		21,218

Non-Interest Expense:
Salaries and employee benefits	21,389	14,865			36,254

Occupancy and equipment expense	6,035	5,172	78	(30)	11,285
Intangible amortization	749	206	2,641	(31)	3,596
Other	11,529	6,731			18,260

Total non-interest expense	39,702	26,974	2,719		69,395

Income before income taxes	19,589	11,866	(2,765)		28,690
Income tax expense	6,303	3,786	(1,037	)(32)	9,052

Net income	$13,286	$8,080	$(1,728)		$19,638

Basic earnings per share	$1.19	$1.37			$1.13

Diluted earnings per share	$1.17	$1.36			$1.12

Weighted Average Shares outstanding Basic	11,151	5,905	6,294		17,445
Dilutive effect of stock options	157	49			157

Weighted Average Shares outstanding-Diluted	11,308	5,954	6,294		17,602

Pro Forma Combined Condensed Per Share Data

(Unaudited)

	For the Six Months Ended June 30, 2007	For the Year Ended December 31, 2006
Basic net income per share:
BancTrust, historical	$0.33	$1.19
BancTrust, pro forma combined (33)	$0.34	$1.13
Peoples, historical	$0.37	$1.37
Peoples, equivalent pro forma (34)	$0.36	$1.19

Diluted net income per share:
BancTrust, historical	$0.33	$1.17
BancTrust, pro forma combined (35)	$0.34	$1.12
Peoples, historical	$0.37	$1.36
Peoples, equivalent pro forma (36)	$0.36	$1.18

Cash Dividends paid per share:
BancTrust, historical	$0.26	$0.52
BancTrust, pro forma combined (37)	$0.26	$0.52
Peoples, historical	$0.26	$0.48
Peoples, equivalent pro forma (37)	$0.28	$0.55

Book value per share (end of period):
BancTrust, historical	$12.48	$12.41
BancTrust, pro forma combined (38)	$14.02	$13.91
Peoples, historical	$14.84	$14.67
Peoples, equivalent pro forma (39)	$14.88	$14.76

Notes to Pro Forma Financial Statements

(Dollar amounts in thousands except for per share amounts)

(1)	Cash receipt of $38,000 from the issuance by BancTrust of trust preferred securities, cash payment of $5,253 for transaction costs and cash payment of $37,801 to shareholders of Peoples.

(2)	Transfer of trading securities to securities available-for-sale.

(3)	Adjustment of loans to estimated fair value due to changes in market interest rates of ($10,006). BancTrust has not yet completed its evaluation of Peoples’ loan portfolio in accordance with AICPA Statement of Position 03-3, “Accounting for Certain Loans or Debt Securities Acquired in a Transfer,” and, therefore, an adjustment pursuant to statement of Position 03-3 has not been included in the pro forma combined condensed statement of condition.

(4)	Adjustment of premises and equipment to estimated fair value.

(5)	Excess of total cash and BancTrust common stock issued to acquire Peoples plus direct transaction costs of BancTrust over the net book value of Peoples at June 30, 2007 as follows (assumes the exchange of 5,930 shares of Peoples stock for 6,294 shares of BancTrust at an exchange ratio of 1.0614):

Cash	$37,801
BancTrust shares (at $16.78/share)	105,588 *
Transaction Costs	5,253

Total purchase price		$148,642

Net book value of Peoples	$88,077
Less Peoples historical goodwill	(6,203)
Net assets acquired		81,874
Excess of purchase price over net assets acquired		66,768
Core deposit intangible	14,526
Premises and equipment estimated fair value adjustment	12,908
Loans estimated fair value adjustment	(10,006)
Deposits estimated fair value adjustment	(2,493)
FHLB borrowings estimated fair value adjustment	45
Deferred tax liability for estimated fair value adjustments (14,526 plus 12,908 minus 10,006 minus 2,493 plus 45) times blended statutory tax rate of 37.5%	(5,618)

Total		9,362

Goodwill		$57,406

*	Following the assumption that the BancTrust stock is valued at $16.78 per share, the total merger consideration would be $143,389 ($37,801 in cash plus 6,294 BancTrust shares at $16.78 per share). At $16.78 per share, the value of the stock consideration would be $105,588.

(6)	This adjustment reflects the elimination of Peoples’ historical goodwill balance.

(7)	This adjustment records the core deposit intangible.

(8)	This adjustment records the deferred tax liability resulting from the purchase accounting adjustments.

(9)	Adjustment of deposits to estimated fair value.

(10)	Adjustment of FHLB borrowings to estimated fair value.

(11)	This adjustment reflects BancTrust’s issuance of $38,000 in trust preferred securities to pay the cash component of the merger consideration.

(12)	This adjustment eliminates the historical par value of common stock of Peoples.

(13)	This adjustment records the par value of the common stock issued by BancTrust to Peoples shareholders (6,294 shares times par value of $.01 per share).

(14)	This adjustment eliminates the historical capital surplus of common stock of Peoples.

(15)	This adjustment records the capital surplus of the shares issued by BancTrust to Peoples shareholders (6,294 shares times value of one BancTrust share ($16.78) less par value per share ($0.01)).

(16)	This adjustment eliminates the accumulated other comprehensive income of Peoples.

(17)	This adjustment eliminates the retained earnings of Peoples.

(18)	Represents the accretion of the adjustment to loans to estimated fair value due to changes in market interest rates.

(19)	Represents the accretion of the adjustment to deposits to estimated fair value.

(20)	Represents the amortization of the adjustment to FHLB borrowings to estimated fair value.

(21)	Represents interest expense on trust preferred securities ($38,000 at an assumed rate of 7.75% for six months ended June 30, 2007).

(22)	Adjustment to eliminate trading gains from Peoples’ early adoption of Statement of Financial Accounting Standards No. 159, “The Fair Value Option for Financial Assets and Financial Liabilities—Including an Amendment to FASB Statement No. 115.” Had BancTrust and Peoples been combined since January 1, 2007, the combined company would not have early adopted SFAS No. 159. The pro forma adjustment to accumulated other comprehensive income and the offsetting adjustment to retained earnings are not shown, because amounts in these accounts for Peoples are eliminated through the purchase accounting adjustments.

(23)	Represents depreciation expense for six months on the adjustment to estimated fair value of Peoples bank buildings ($2,785) over the estimated remaining useful life.

(24)	Represents core deposit amortization ($14,526 over ten years) for six months using the sum-of-the-years digits method.

(25)	Represents tax benefit of pro forma adjustments (using blended statutory tax rate of 37.5%).

(26)	Represents the accretion of the adjustment to loans to estimated fair value due to changes in market interest rates.

(27)	Represents the accretion of the adjustment to deposits to estimated fair value.

(28)	Represents the amortization of the adjustment to FHLB borrowings to estimated fair value.

(29)	Represents interest expense on trust preferred securities ($38,000 at an assumed rate of 7.75%).

(30)	Represents depreciation expense on the adjustment to estimated fair value of Peoples bank buildings ($2,785) over the estimated remaining useful life.

(31)	Represents core deposit amortization ($14,526 over ten years) using the sum-of-the-years digits method.

(32)	Represents tax benefit of pro forma adjustments (using blended statutory tax rate of 37.5%).

(33)	BancTrust pro forma combined basic net income per share is calculated as follows:

	June 30, 2007	December 31, 2006
Pro forma combined net income	$6,000	$19,638
Divided by pro forma combined average shares outstanding	17,479	17,445
Equals BancTrust pro forma combined basic net income per share	$0.34	$1.13

(34)	Peoples equivalent pro forma combined basic net income per share is calculated as follows:

	June 30, 2007	December 31, 2006
BancTrust pro forma combined basic net income per share	$0.34	$1.13
Times the exchange ratio	1.0614	1.0614
Equals Peoples equivalent pro forma combined basic net income per share	$0.36	$1.19

(35)	BancTrust pro forma combined diluted net income per share is calculated as follows:

	June 30, 2007	December 31, 2006
Pro forma combined net income	$6,000	$19,638
Divided by pro forma combined diluted average shares outstanding	17,681	17,602
Equals BancTrust pro forma combined diluted net income per share	$0.34	$1.12

(36)	Peoples equivalent pro forma combined diluted net income per share is calculated as follows:

	June 30, 2007	December 31, 2006
BancTrust pro forma combined diluted net income per share	$0.34	$1.12
Times the exchange ratio	1.0614	1.0614
Equals Peoples equivalent pro forma combined diluted net income per share	$0.36	$1.18

(37)	Cash dividends paid per share for BancTrust, pro forma combined and for Peoples is shown as the dividends per share as declared by BancTrust for all periods presented. The cash dividend per share for Peoples, equivalent pro forma, is calculated as follows:

	June 30, 2007	December 31, 2006
BancTrust pro forma combined cash dividends paid per share	$0.26	$0.52
Times the exchange ratio	1.0614	1.0614
Equals Peoples equivalent pro forma cash dividends paid per share	$0.28	$0.55

(38)	BancTrust pro forma book value per share (end of period) is calculated as follows:

	June 30, 2007	December 31, 2006
Pro forma combined total shareholders equity	$245,233	$242,828
Divided by total shares outstanding (end of period)	17,491	17,460
Equals BancTrust pro forma book value per share (end of period)	$14.02	$13.91

(39)	Peoples equivalent pro forma historical book value per share (end of period) is calculated as follows:

	June 30, 2007	December 31, 2006
BancTrust pro forma book value per share (end of period)	$14.02	$13.91
Times the exchange ratio	1.0614	1.0614
Equals Peoples equivalent pro forma historical book value per share (end of period)	$14.88	$14.76